UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Golden Cycle Gold Corporation
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GOLDEN CYCLE GOLD CORPORATION

1515 South Tejon

Colorado Springs, Colorado  80906

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 8, 2005

                NOTICE IS HEREBY GIVEN  that the Annual Meeting of Shareholders (“Annual Meeting”) of GOLDEN CYCLE GOLD CORPORATION (the “Corporation”), a Colorado corporation, will be held at the Elks Lodge, 367 N. 3rd Street, Victor, Colorado, on June 8, 2005, at 9:00 a.m. (local time) for the following purposes:

                1.  To elect five (5) directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

                2.  To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C. as independent auditors to audit the books and records of the Corporation at the close of the current year; and

                3.  To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof,

all as more fully set forth in the accompanying Proxy Statement.

                The Board of Directors has fixed the close of business on April 27, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.  The books for transfer of shares of the Corporation will not be closed.

                A copy of the Company’s Annual Report for the fiscal year ended December 31, 2004 is enclosed herewith.

                IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors,

Barbara E. Woodside
Secretary

April 30, 2005

2

GOLDEN CYCLE GOLD CORPORATION

1515 South Tejon

Colorado Springs, Colorado 80906

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 8, 2005

                This proxy statement and the accompanying form of proxy are being mailed on or about April 30, 2005 to the holders of record on April 27, 2005 of the Corporation’s Common Stock, without par value (the “Common Stock”), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, or any adjournment thereof.

                Shares of Common Stock represented by properly executed proxies, if returned in time and not revoked, will be voted in accordance with instructions contained in the proxy.  If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxy will be voted for the election of the nominees for election to the Board of Directors (Proposal No. 1), and for the ratification of the appointment of the independent auditors (Proposal No. 2).  The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may properly come before the Annual Meeting: (i) matters which the Company did not receive notice by November 30, 2004; (ii) approval of the Minutes of a prior meeting of Stockholders, if such approval does not amount to ratification of the action taken at such meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting.  In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                A shareholder who has given a proxy has the power to revoke it by giving written notice of such revocation to the Corporation’s Secretary at any time prior to the exercise of the proxy, or by requesting the return of the proxy at the Annual Meeting.  A shareholder’s presence at the Annual Meeting, without such written notice of revocation or request for return of the proxy, will not cause the proxy to be revoked.  Any later dated proxy will revoke a proxy submitted earlier.  SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE ANNUAL MEETING ARE URGED TO CONSIDER CAREFULLY THE INFORMATION IN THIS PROXY STATEMENT AND TO MARK, SIGN, DATE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE.  PROMPT RESPONSE IS HELPFUL.

                The cost of solicitation of proxies will be paid by the Corporation.  In addition to solicitation of proxies by use of the mails, certain of the officers, directors and employees of the Corporation, without extra remuneration, may solicit proxies personally or by other communication facilities.  Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Corporation’s Common Stock to forward proxy materials and annual reports to beneficial owners of such stock, and the Corporation will reimburse such record holders for their reasonable expenses incurred in providing such services.

                Pursuant to the Corporation’s By-Laws, the Board of Directors has fixed the close of business on April 27, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  As of the Record Date, there were outstanding 9,744,250 shares of Common Stock.  The presence in person or by proxy of the holders of a majority of the outstanding shares is necessary for a quorum.  Each share of Common Stock entitles the holder thereof to one vote.  Election of directors is by plurality vote, with the five nominees receiving the highest vote totals to be elected as directors.  Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.  Abstentions are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors.  Abstentions are the same as a vote against on other matters.  In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (“broker non-votes”), those shares will be counted for quorum purposes; however, broker non-votes will not be included in the vote totals for any proposal and therefore will have no effect on the vote for any proposal (including the election of directors).

                The Annual Report of the Corporation for the year ended December 31, 2004 is enclosed herewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                The following table sets forth information as to each person who, to the knowledge of the Board of Directors, was the beneficial owner of more than five (5%) of the Corporation’s Common Stock outstanding as of April 27, 2004.

Name and Address	Number of Shares		Percent
of Beneficial Owner	Beneficially Owned(1)		of Class

MIDAS Fund, Inc.	1,964,500	(2)	20.2%
11 Hanover Square
New York, NY 10005

David W. Tice & Associates, LLC	1,298,265	(3)	13.3%
Prudent Bear Funds, Inc.
8140 Walnut Hill Lane, Ste 300
Dallas, Texas 75231

(1)                                  To the best knowledge of the Corporation, except as indicated below, each beneficial owner has sole voting and investment power in respect of such shares.

(2)                                  MIDAS Fund, Inc. is a registered, open-end, investment company and is an advisory client of Midas Management Corporation (“MMC”).  Mr. Thomas B. Winmill, a former director of the Corporation, is President of MIDAS Fund, Inc., and its investment manager.  MMC is a wholly owned subsidiary of Winmill & Co. Incorporated (“Winco”).  Mr. Bassett S. Winmill owns 100% of the outstanding voting stock of Winco and is the principal shareholder of Winco.  MMC, Winco and Mr. Bassett S. Winmill each disclaim any economic interest or beneficial ownership in the securities shown above owned by advisory clients of Winco subsidiaries.  The information provided here is based on a report on Schedule 13D, dated April 23, 2003.

(3)                                  David W. Tice & Associates, LLC is a registered investment advisor and Prudent Bear Funds, Inc. is a registered investment company.  Prudent Bear Funds, Inc. includes two operating portfolios, Prudent Bear Fund and Prudent Global Income Fund.  David W. Tice and Associates, LLC is the investment adviser to Prudent Bear Funds, Inc.  The information provided here is based on a report on Schedule 13G/A dated February 14, 2005.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

                Pursuant to the By-Laws of the Corporation, the Board of Directors has fixed the number of Directors at five.  The entire Board of Directors is to be elected at each annual meeting of shareholders, and each Director is elected to serve until the next succeeding annual meeting and until his successor is elected and qualifies.

                The following individuals have been nominated for election at the Annual Meeting.  All of the nominees are currently Directors of the Corporation.  The following table sets for each nominee’s name, age, date of commencement of service on the Corporation’s Board, principal occupation and beneficial ownership of the Corporation’s Common Stock.

Name of Nominee Age (Year First Became Director)	Principal Occupation (1)	Stock Beneficially Owned as of April 27, 2005(2)		% of Class Outstanding (3)

Taki N. Anagnoston, M.D. Age 73 (2004)	Private security analyst and investor, real estate investor and developer, medical doctor in private practice for more that forty years.	484,280	(4)	4.97%

Donald L. Gustafson Age 66 (2004)	Vice President, Exploration of the Corporation since Aug. 1, 2004; Consulting Economic Geologist from 1998 and consultant to the Corporation through June 2004; Director of Gold Summit Exploration since 2001; Director of Green River Geology Co PTY LTD since 2004; President and Chief Operating Officer, Quest International Minerals, 1996-1998; Homestake Mining Company from 1975-1990 And Vice President Exploration of Homestake International Minerals, 1985-1990.	10,000	(5)	*

R. Herbert Hampton Age 58 (1999)	President, Chief Executive Officer and Treasurer of the Corporation since April 1999; Vice President, Finance From August 1, 1993 to April 1999; Secretary and Treasurer of the Corporation from May 1994 to April 1999; and an employee of the Corporation since October 1, 1992.	231,110	(6)	2.32%

James C. Ruder Age 75 (2003)	Chairman of Board of the Corporation since June 2003 and of Golden Cycle Exploration since June 2002; Private security analyst and investor, primarily in gold and gold mining Equities.	26,000	(7)	*

Robert T. Thul Age 60 (2003)	Independent Certified Public Accountant from 1985 to present. Treasurer of Golden Cycle Gold Corporation from 1973 to 1983.	25,125	(8)	*

*                 Less than 1%

(1)          The occupation listed constitutes the principal occupation or employment of the referenced individual for at least the past five (5) years, except as otherwise indicated.  Correspondence for nominees may be sent to the Company.  The address of the persons named in the chart above is c/o Golden Cycle Gold Corporation, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906.

(2)          Except as noted below, each beneficial owner has sole voting power and sole investment power.

(3)          Based on 9,744,250 shares of Common Stock issued and outstanding as of April 27, 2005.  Shares issuable within 60 days from the date of this Proxy Statement upon exercise of options issued to each Director are treated as outstanding for the purpose of computing the percentage ownership of such Director.

(4)          The indicated number of shares includes 339,145 shares held by a revocable retirement trust for the benefit of Dr. Anagnoston and of which Dr. Anagnoston is trustee, 69,250 shares held by a revocable trust for the benefit of Dr. Anagnoston’s wife, of which he and his wife are trustees, 7,000 shares beneficially owned by Dr. Anagnoston’s wife and 68,885 shares held by a partnership, of which Dr. Anagnoston and his wife are general partners.

(5)          Includes 10,000 shares issuable to Mr. Donald L. Gustafson upon exercise of options.

(6)          Includes 200,000 shares issuable to Mr. R. Herbert Hampton upon exercise of options.

(7)          Includes 25,000 shares issuable to Mr. James C. Ruder upon exercise of options

(8)          Includes 25,000 shares issuable to Mr. Robert T. Thul upon exercise of options and 75 shares owned by Mrs. Thul.

                As of April 27, 2005, the officers and directors (five persons) of the Corporation as a group beneficially owned 776,515 shares of Common Stock or approximately 7.7% of such class.  The number of shares of Common Stock owned by officers and directors of the Corporation includes an aggregate of 260,000 shares of Common Stock which the officers and directors have the right to acquire within 60 days from the date of this Proxy Statement upon the exercise of options, which shares are treated as outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by officers and directors as a group.

Information Concerning Executive Officers

                The Corporation’s executive officer is R. Herbert Hampton, President, Chief Executive Officer and Treasurer.

Board and Committee Matters

Independence

The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined under the rules of the Pacific Exchange: Mr. Robert T. Thul, Dr. Taki N. Anagnoston, and Mr. James C. Ruder.

Meetings of the Board and Committees

The Board of Directors met twelve times during 2004.  Each director attended 75% or more of the total meetings of the Board and the Audit Committee, if he was a member.

Executive Sessions

In addition to the meetings of the Board of Directors discussed above, the Board of Directors conducts at least one Executive Session of the Board of Directors annually.  Only the directors who are not also employees of the Corporation, Messrs. Thul, Anagnoston and Ruder, are present at the Executive Sessions.  During 2004, one Executive Session was conducted.  Each director attended 75% or more of the total meetings of the Board and any committee of which he is a member.

Audit Committee

                Pursuant to Paragraph 16 of the Corporation’s By-Laws, the Board of Directors has created an Audit Committee, comprised of Messrs. Robert T. Thul (Chairman), James C. Ruder, and Dr. Taki N. Anagnoston, which is empowered to supervise the auditing of the accounts of the Corporation.  Its primary duties and responsibilities are to:  monitor the integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of the Corporation’s independent auditors; provide an avenue of communication among the independent auditors, management and the Board of Directors; and performing other duties and functions deemed appropriate by the Board.  Mr. Robert T. Thul is a “financial expert” as defined by the Pacific Exchange and the SEC.  The Audit Committee met four times during 2004.

Compensation Committee

                The Board of Directors has created a Compensation Committee, comprised of Messrs. Robert T. Thul (Chairman), James C. Ruder, and Dr. Taki N. Anagnoston which is empowered to establish, periodically review and adjust executive compensation.  Each of the directors is independent as defined by the Pacific Exchange and the SEC.  The Compensation Committee was established as of December 2004, its charter is also available on the Company’s website, www.goldencycle.com.  During 2004, the Board of Directors (with the employee directors abstaining as appropriate) performed the functions that have now been assigned to the Compensation Committee.

Nominating and Corporate Governance Committee

The Board of Directors has created a Nominating and Corporate Governance Committee, comprised of Messrs. Robert T. Thul (Chairman), James C. Ruder, and Dr. Taki N. Anagnoston which is empowered to select and recommend candidates for the Board of Directors and to develop and recommend corporate governance guidelines and policies for the Corporation.  Each of the directors is independent as defined by the Pacific Exchange and the SEC.  The Nomination and Corporate Governance Committee was established as of December 2004, and its charter is also available on the Company’s website, www.goldencycle.com.

Nomination Procedure for the Board of Directors

The Committee will accept for consideration stockholders’ nominations for Directors if made in writing.  The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Board to make proper assessments as to his or her qualifications.  Nominations must be addressed to the Secretary of the Corporation or the Nominating and Corporate Governance Committee at the Corporation’s headquarters and must be received no later than December 30, 2005 to be considered for the next annual election of Directors.  The Committee will also make its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee.

Shareholder Communication with the Board of Directors

                Historically the Company has not adopted a formal process for stockholder communications with the Board.  Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board, or individual directors as applicable, and that appropriate responses are provided to the stockholder in a timely manner.  Stockholders wishing to communicate at any time with the Board of Directors, or a specific member of the Board, may do so by writing the Board or a specific member of the Board by delivering correspondence in person or by mail to:  The Board of Directors, c/o Barbara E. Woodside, Corporate Secretary, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906.  Communication(s) directed to the Board or a specific Board member will be relayed to the intended Board member(s).

Code of Ethics

                The Company has adopted a Code of Ethics that applies to its management (including its Chief Executive Officer and any other accounting officer, controller or persons performing similar functions) and its directors.  The Company filed the Code of Ethics with the SEC as Exhibit 14.1 to its Annual Report on Form 10-K, as amended, for the year ended December 31, 2003.  The Code of Ethics is also available on the Company’s website, www.goldencycle.com.

Attendance of Board Members at Annual Shareholders Meeting

                All Board Members attended the 2004 Annual Shareholders Meeting.  The Corporation has an informal policy that all Directors attend every Annual Meeting.

Recommendation of the Board of Directors

                The Board of Directors recommends a vote FOR election of the nominees identified above as directors of the Corporation.

Executive Compensation

Summary Compensation Table

                The following table sets forth information on the compensation earned by Mr. R. Herbert Hampton, the current Chief Executive Officer.  The Chief Executive Officer is the highest paid officer of the Corporation:

Name and Principal Position	Year	Annual Compensation		Securities Underlying Options (#)	All Other Compensation
		Salary	Bonus

R. Herbert Hampton President, Chief Executive Officer and Treasurer	2004	$87,957	—	25,000	—
	2003	85,749	—	25,000	—
	2002	82,843	—	25,000	—

________________________

Option Grants During Fiscal 2004

                The following table sets forth information related to options granted to Mr. Hampton during fiscal 2004.

Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees during Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term (2)
					5%	10%
R. Herbert Hampton	25,000	100%	$2.60	6/5/2014	$40,878	$103,593

(1)   Option granted under the 2002 Stock Option Plan.  The exercise price of the option was equal to the fair market value of a share of Common Stock on the date of grant and may be paid in cash or with shares of the Common Stock owned by the optionee.  The option is exercisable for a period of ten years from the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2)   The values set forth in this column represent the gain which would be realized by the optionee assuming (i) the option is exercised on its expiration date, and (ii) the value of a share of Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option.  These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for the Corporation’s Common Stock.

Aggregate Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

                The following table sets forth certain information with respect to the value of stock options held by Mr. R. Herbert Hampton at fiscal year end.

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
R. Herbert Hampton	25,000	9,900	200,000	—	138,999	—

(1)   Mr. Hampton holds options entitling him to purchase 200,000 shares of the Corporation’s Common Stock.  The exercise prices for 150,000 of those options were less than $2.55 per share (the fair market value of a share of the Corporation’s Common Stock on December 31, 2004).

Equity Compensation Plan Information

The following table shows information for all equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity Compensation Plans Approved by Security Holders	285,000	$2.00	350,000

Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	285,000	$2.00	350,000

Compensation of Directors

                The compensation payable to directors is established periodically by the Board.  During 2004, each non-management director was paid a fee in the amount of $3,000 per meeting attended.  For 2005, each non- management member of the Board will be paid a fee of $3,000 for each meeting attended (telephonic meetings excluded) with the Chairman of the Board entitled to an additional fee of $3,000 per year.  Directors are also entitled to reimbursement of expenses incurred in connection with such attendance.  Members of the Audit Committee are entitled to a fee of $350 for each formal committee meeting with the Chairman of the Audit Committee entitled to an additional fee of $3,000 per year.

                Under the terms of the 2002 Stock Option Plan, on June 5th of each year, each director of the Corporation will automatically receive an option to purchase 25,000 shares of the Corporation’s Common Stock at an exercise price equal to the fair market value of such stock on such date, until such director or executive officer has received options to purchase an aggregate of 125,000 shares of Common Stock under such plan.  To date, options to purchase 150,000 shares of the Corporation’s Common Stock have been granted under the plan and are currently outstanding.  During 2005, all five directors will receive options under the plan.

Employment Contracts

                Mr. R. Herbert Hampton’s three year employment contract was due to expire August 1, 2005.  The Company has executed a further three-year employment contract with its President that pays an annual salary of $85,000, adjusted annually by the consumer price index, ($89,578 annual rate as of April 2005) and expires on August 1, 2008.

Compensation Committee Interlocks and Insider Participation

                No person who served as a member of the Compensation Committee during fiscal 2004 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC.  Additionally, there were no compensation committee “interlocks” during 2004, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

                Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation’s directors, executive officers and 10% shareholders are required to file with the Securities and Exchange Commission and the Pacific Exchange reports of ownership and changes in ownership of the Corporation’s Common Stock.  Copies of such forms are required to be furnished to the Corporation.  Based solely on its review of the copies of such reports, or written representations that no reports were required, the Corporation believes that during 2004, certain of its directors, executive officers and 10% shareholders may have had late fillings with respect to the Section 16(a) requirements.

PROPOSAL NO. 2

                RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                On January 27, 2005, the Board of Directors re-appointed Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”) as its independent accountants for the year ended December 31, 2005, subject to shareholders’ approval.  Shareholder ratification of the selection of EKS&H as the Corporation’s independent accountants is not required by the Corporation’s Bylaws or otherwise.  However, the Board is submitting the selection of EKS&H to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Corporation and its stockholders.

                The ratification of the appointment of EKS&H as the Corporation’s independent auditors for the year ended December 31, 2005 requires the affirmative vote of a majority of the outstanding voting shares of the Corporation present or represented and voting at the Annual Meeting.  It is intended that, in the absence of a contrary direction, votes will be cast pursuant to the accompanying proxies for the appointment of EKS&H as independent auditors to audit the books and records of the Corporation at the close of the current calendar year.  Neither EKS&H nor any of its partners has any financial interest in or any connection (other than as independent certified public accountants) with the Corporation.  A representative of EKS&H is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and will respond to appropriate questions from shareholders present at the meeting.

GOLDEN CYCLE GOLD CORPORATION

AUDIT COMMITTEE REPORT(1)

                The Golden Cycle Gold Corporation Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors.  The Committee has three members, each of whom is “independent” as defined by applicable SEC, Pacific Exchange and auditing standards.  The Committee operates under a written charter, revised and adopted by the Board January 15, 2004.  A copy of the Audit Committee charter is attached as appendix A.

                The Committee assists the Board of Directors by overseeing the (1) integrity of the Corporation’s financial reporting and internal control, (2) independence and performance of the Corporation’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board of Directors.

                In the course of providing its oversight responsibilities regarding the 2004 financial statements, the Committee reviewed the 2004 audited financial statements, which appear in the 2004 Annual Report to Shareholders, with management and the Corporation’s independent auditors.  The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

                The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

                The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present.  During the year 2004 the Committee met with the independent auditors four times.  The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the Independent Accountant’s independence.

                In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2004.  The Committee and the Board have also recommended the selection of EKS&H P.C. as independent auditors for the Corporation for the year 2005.

Submitted by the following members of the Audit Committee of the Board of Directors:

Robert T. Thul (Chairman)	Dr. Taki N. Anagnoston	James C. Ruder

(1)   The Audit Committee Report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference in any filing of the Corporation under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Audit Fees

The fees paid by the Corporation to EKS&H LLP for services provided:		2004	2003

1)	Audit fees, including audits of our annual financial statements, review of our quarterly financial statements and statutory audits of our foreign subsidiaries.	$29,614	$33,700
2)	Audit-related fees.	0	0
3)	Tax fees (including tax compliance and advice).	5,670	8,500
4)	All other fees.	0	0

The fees paid by the Corporation to KPMG LLP for services provided:		2004	2003

1)	Audit fees, including audits of our annual financial statements, review of our quarterly financial statements and statutory audits of our foreign subsidiaries.	$2,900	$2,000
2)	Audit-related fees.	0	0
3)	Tax fees (including tax compliance and advice).	0	0
4)	All other fees.	0	0

                The Audit Committee has determined that the provision of tax preparation services by EKS&H is compatible with maintaining the independence of EKS&H.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors.  These services may include audit services, audit IT-related services, tax services and other services.  Pre-approval is generally granted for up to one year and any pre-approval is detailed as to the particular service and generally subject to a specific budget.  The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.  During 2004, the Audit Committee pre-approved the EKS&H audit services for quarterly review of four quarterly periods and corporate tax services.

Performance Graph.  Set forth below is a line graph comparing the percentage change in the price of the Company’s Common Stock to (i) the Standard & Poor’s 500 Stock Index and (ii) the Standard & Poor’s Gold Index, each for the period of five fiscal years, commencing December 31, 1999 and ended December 31, 2004.

	Cumulative Total Return
Performance Graph Data Points	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Golden Cycle Gold Corporation	$100	$93	$82	$204	$207	$182
S&P 500 Index	$100	$91	$80	$62	$80	$89
S &P Gold Index	$100	$82	$93	$118	$199	$183

The stock price performance for the Company’s Common Stock is not necessarily indicative of future performance.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

                A Shareholder proposal to be presented at the 2006 Annual Meeting of Shareholders must be received at the Corporation’s office at 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906 no later than December 30, 2005 in order to be included in the proxy materials for that meeting.

By Order of the Board of Directors

Colorado Springs, Colorado	Barbara E. Woodside
April 30, 2005	Corporate Secretary

ANNUAL MEETING OF SHAREHOLDERS OF

GOLDEN CYCLE GOLD CORPORATION

June 8, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

      Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1. Election of Directors:				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: Taki N. Anagnoston Donald L. Gustafson R. Herbert Hampton James C. Ruder Robert T. Thul	2. To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C. as independent auditors to audit the books and records of the corporation at the close of the current year.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted “FOR” all nominees in Proposal No. 1, and “FOR” Proposal No. 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GOLDEN CYCLE GOLD CORPORATION

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2005

The undersigned shareholder of GOLDEN CYCLE GOLD CORPORATION (the “Corporation”) hereby appoints R. Herbert Hampton and Barbara E. Woodside, or either of them, acting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of Common Stock of the Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Victor Elks Lodge #367, Victor, Colorado on June 8, 2005 at 9:00 a.m. (local time) or any adjournment or postponement thereof.

(To Be Signed on Reverse Side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

GOLDEN CYCLE GOLD CORPORATION

June 8, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE -Call toll-free 1-800-PROXIES
(1- 800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

      Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1. Election of Directors:				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: Taki N. Anagnoston Donald L. Gustafson R. Herbert Hampton James C. Ruder Robert T. Thul	2. To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C. as independent auditors to audit the books and records of the corporation at the close of the current year.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted “FOR” all nominees in Proposal No. 1, and “FOR” Proposal No. 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.